UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21681

Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 to June 30, 2021

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

6.30.2021 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Enhanced Equity Income Fund

GuggenheimInvestments.com

CEF-GPM-SAR-0621

Section 19(a) Notices

Guggenheim Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2021
	Total Cumulative Distribution					% Breakdown of the Total Cumulative
	For the Fiscal Year					Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.0099	$0.0000	$0.0974	$0.1327	$0.2400	4.11%	0.00%	40.57%	55.32%	100.00%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”

Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/gpm.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.1200, on a quarterly basis.

The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/gpm for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GPM

...YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gpm, you will find:

• Daily, weekly and monthly data on share prices, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	June 30, 2021

DEAR SHAREHOLDER:

We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended June 30, 2021.

The recovery from the COVID-19 outbreak has been faster than many expected. Consumer confidence has held up well as massive fiscal support drove positive personal income growth and a swift monetary policy response led to gains in household net worth. However, certain travel restrictions, quarantines and other measures remain in place, adversely impacting local and global economies. While fiscal support and COVID-19 vaccines continue to be deployed, disruptions in the economy and markets caused by the COVID-19 pandemic may continue and materially impact the Fund and its assets.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 7. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Guggenheim Partners Investment Management LLC (“GPIM” or the “Sub-Adviser”) seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option writing strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2021, the Fund provided a total return based on market price of 35.47% and a total return net of fees based on NAV of 21.46%. As of June 30, 2021, the Fund’s closing market price of $8.61 per share represented a discount of 0.92% to its NAV of $8.69 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

The Fund paid a distribution of $0.12 per share in each quarter of the period. The most recent distribution represents an annualized distribution rate of 5.57% based on the Fund’s closing market price of $8.61 per share as of June 30, 2021. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 46 for more information on distributions for the period.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 5

(Unaudited) continued	June 30, 2021

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. GPIM serves as the Fund’s Sub-Adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 69 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

Guggenheim Enhanced Equity Income Fund
July 31, 2021

6 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2021

More states saw the end of COVID-19 related restrictions in the second quarter of 2021, including New York, California, and Illinois, marking a full reopening for almost all of the United States. The U.S. has made solid vaccination progress, inoculating over 52% of the population. Those vaccinations have helped COVID-19 cases fall sharply from their peak, but the spread of the Delta variant is a worrying trend, particularly in areas with low vaccination rates. Though we expect cases will rise further as the Delta variant spreads, vaccination rates are high for the most vulnerable populations, which could limit hospitalizations and deaths, in turn reducing the need for a return to strict lockdowns.

Relaxed COVID-19 related measures and increased consumer comfort prompted a rapid reopening of the service sector and robust manufacturing activity. Both the ISM Manufacturing and Services Purchasing Managers Indexes cooled a bit in June but remain near the peaks of recent economic cycles.

Labor demand is also at record highs according to the National Federation of Independent Businesses (“NFIB”). The NFIB reported that nearly half of small-business owners in the U.S. could not fill job openings in June, making it the fifth consecutive month where the share of surveyed business owners citing jobs were hard to fill exceeded pre-COVID-19 historical highs. To attract more workers, business owners are raising or planning to raise compensation, especially in low-wage sectors where enhanced jobless benefits are competitive with wages. Corroborating this signal of strong labor demand is the consumer confidence data, which shows perceptions around job availability is above pre-COVID-19 highs.

Against this strong backdrop, the Federal Open Market Committee (“FOMC”) held its June meeting where, as expected, it kept rates unchanged. But the surprise came from the quarterly Summary of Economic Projections, which showed that FOMC participants now see upside risks to inflation at the highest levels in over a decade. This shift in the distribution of risk around inflation resulted in a surprise two-hike increase in their median fed funds rate forecast for 2023.

Our interpretation is that the Federal Reserve (“Fed”) is willing to be patient in reaching its dual mandate, but not irresponsible. Since the June meeting, 5-year, 5-year forward Treasury Inflation-Protected Securities (“TIPS”) breakeven rates have fallen by about 0.25% as the market priced out a scenario in which the Fed lets inflation run too hot. This reassessment of the Fed’s reaction function led to a material decline in interest rates over the quarter. In the long run, keeping inflation expectations in check buys the central bank more time to keep policy accommodative.

Looking ahead, we are assessing the potential consequences of a slowdown in U.S. economic activity. Second quarter U.S. gross domestic product (“GDP”) is on track to show 8-9% annualized growth, after which we expect sequential growth could slow heading into 2022. Base effects from last year’s trough in activity could fade, as might the fiscal impulse over time. The impact of reopening businesses will also shrink. This natural slowdown in activity as we move through peak growth could present challenges if growth slows more than expected.

Inflation could fall given that much of the recent increase is coming from categories suffering temporary supply chain disruptions. Price pressures have materialized in sectors directly affected by the pandemic, such as hotels, airfares, and car rentals, where demand has bounced back faster than supply. Shortages in areas such as semiconductors and building materials are caused by factories and transportation

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ECONOMIC AND MARKET OVERVIEW (Unaudited) continued	June 30, 2021

abroad that have not returned to full capacity. As these factors are resolved and supply comes back online, a decline in inflation prints and inflation expectations over the next several quarters may prompt a rethink of the FOMC’s forecasted hikes.

The Fed may commence tapering asset purchases in 2022, but we continue to believe rate hikes will likely get pushed as far as 2025 as inflation cools and the Fed targets a historically tight labor market. This patience by the Fed would support credit conditions, which could mean low default volumes and positive risk-adjusted returns. Real U.S. interest rates could remain deeply negative, further supporting the credit sector as income-seeking investors search for yield.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	June 30, 2021

The Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes Farhan Sharaff, Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; Daniel Cheeseman, Director and Portfolio Manager; and Perry Hollowell, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended June 30, 2021.

Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”). The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.

The Fund utilizes leverage to seek to deliver excess returns from the portable alpha model while maintaining a risk profile similar to the large cap U.S. equity market, presenting the potential benefit of greater income and a focus on capital appreciation. Although the use of financial leverage by the Fund may create an opportunity for increased return for the Fund’s common shares, it may also result in additional risks and may magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Can you describe the options strategy in more detail?

The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the-money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, write options on 100% of the equity holdings in its portfolio. The typical hedge ratio (i.e., the percentage of the Fund’s equity holdings on which options are written) for the Fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta (represents the systematic risk of a portfolio and measures its sensitivity to a benchmark) of the portfolio resulting in a portfolio that has either higher or lower risk-adjusted exposure to broad market equities.

GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. An option on an index is considered covered if the Fund also holds shares

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2021

of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.

The Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options, it will earmark or segregate cash or liquid securities in accordance with applicable guidance provided by the staff of the U.S. Securities and Exchange Commission (“SEC”).

The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.

How are managed assets allocated?

The Fund seeks to have ~67% of total assets (~100% of net assets) invested in the 500 individual stocks comprising the S&P 500 in equal weights (i.e., the S&P 500 Equal Weight Index) and ~33% of total assets (~50% of net assets) invested in a basket of broad index ETFs (S&P 500, Russell 2000, and NASDAQ-100). The hedge ratio remains ~67%, with options primarily written on indexes tracked by the ETFs in which the Fund invests.

The long equity exposure (100% of net assets) comes from an allocation to the stocks, equally weighted and rebalanced quarterly, in the S&P 500 Equal Weight Index (the “Equal Weight Index”). The exposure to the Equal Weight Index usually can be counted on to provide a higher level of beta than the capitalization weighted S&P 500 Index, as the Equal Weight Index has outperformed the market-capitalization weighted S&P 500 Index in most years since its introduction in 1990.

The other 50% of net assets is allocated in accordance with GPIM’s portable alpha model, which in this strategy currently consists of ETFs tracking the S&P 500, Russell 2000, and NASDAQ-100 Indices paired with options written for a notional amount of 100% of net assets against the S&P 500, Russell 2000, and NASDAQ-100 Indices. This portfolio will be actively rebalanced to maintain a constant net market exposure similar to the large cap U.S. equity market, which GPIM believes will allow the Fund to dynamically capture the volatility risk premium in both rising and falling equity markets.

How did the Fund perform during the six-months ended June 30, 2021?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2021, the Fund provided a total return based on market price of 35.47% and a total return net of fees based on NAV of 21.46%. As of June 30, 2021, the Fund’s closing market price of $8.61 per share represented a discount of 0.92% to

10 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2021

its NAV of $8.69 per share. As of December 31, 2020, the Fund’s closing market price of $6.55 per share represented a discount of 11.13% to its NAV of $7.37 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

What are the details of the Guggenheim closed-end fund merger announcement made on April 20, 2021?

Guggenheim Investments announced that the Boards of Trustees of each of Guggenheim Strategic Opportunities Fund (NYSE: GOF), Guggenheim Enhanced Equity Income Fund (NYSE: GPM) and Guggenheim Credit Allocation Fund (NYSE: GGM), each a closed-end fund (each, a “Fund” and together, the “Funds”), approved the mergers of GPM and GGM with and into GOF. GOF would be the acquiring Fund, and the acquired Funds would be GPM and GGM.

The proposed mergers are intended to provide potential benefits to common shareholders, including exposure for GPM and GGM to the enhanced investment opportunities offered by GOF, economies of scale and greater secondary market liquidity for each Fund’s common shareholders, among other things. Upon closing of the mergers, GOF would continue to be subject to its current investment objectives, policies and restrictions.

At a special joint meeting of shareholders held on August 24, 2021, shareholders of GPM and GGM voted to approve the proposed mergers. The special meeting was adjourned until September 14, 2021 with respect to GOF in order to allow GOF shareholders additional time to vote on the proposed mergers. Each proposed merger will be consummated only if GOF’s shareholders vote to approve each proposed merger.

It is currently expected that the mergers will be completed around the third or fourth quarter of 2021, subject to required approval by GOF's shareholders and the satisfaction of applicable regulatory requirements and other customary closing conditions. Shareholders of GPM and GGM would receive newly issued common shares of GOF, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value of their common shares held immediately prior to the merger(s). Approval of the merger of GPM into GOF is not contingent upon approval of GGM into GOF, and likewise, approval of the merger of GGM into GOF is not contingent upon approval of GPM into GOF.

More information regarding the proposed mergers is provided in the Combined Proxy Statement/Prospectus that was filed on June 29, 2021 with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website (www.sec.gov). Investors and security holders of GPM, GGM and GOF are urged to read the Combined Proxy Statement/Prospectus and other documents filed with the SEC carefully and in their entirety.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 11

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2021

What were the Fund’s distributions during the period?

The Fund paid a distribution of $0.12 per share in each quarter of the period. The most recent distribution represents an annualized distribution rate of 5.57% based on the Fund’s closing market price of $8.61 per share as of June 30, 2021.

The Fund adopted a managed distribution policy effective with the June 30, 2017 distribution, under which the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Fund’s Board of Trustees. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital. For the six-month period ended June 30, 2021, 55% of the distributions were estimated to be characterized as a return of capital. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these distributions for federal income tax purposes.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 46 for more information on distributions for the period.

How did other markets perform in this environment for the six-month period ended June 30, 2021?

Index	Total Return
Chicago Board Options Exchange Volatility Index (“VIX”)	-30.42%
Dow Jones Industrial Average	13.79%
NASDAQ-100 Index	13.34%
Russell 2000 Index	17.54%
S&P 500 Equal Weight Index	19.18%
S&P 500 Index	15.25%

Discuss market volatility over the period.

Given the market disruption surrounding the pandemic, the VIX stayed above its long-term average for most of 2020, but has dropped below it in 2021. Its high point in the period was in the upper 30s in late January, after retail investors on social-media-driven trading platforms moved into some heavily shorted stocks, triggering a short squeeze. The overall trend, however, has been lower as the S&P 500 rallied to all-time highs as the worst effects of the pandemic abated.

Markets began to stabilize in February. The VIX jumped a bit as expectations for rate hikes increased, along with stronger economic growth on back of the vaccine rollout, but then fell during March, settling below 20—the floor during much of the COVID outbreak.

Volatility further normalized in April, along with solid earnings reports and continued accommodation. The VIX dipped below 19, a level not seen since before the pandemic. Growth and inflation expectations rose in May, as the S&P 500 outperformed the tech-heavy NASDAQ-100, leading to a choppy, range-bound VIX. Except for a spike in late May associated with inflation fears, it was well

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2021

below 20 for the rest of the period, including its period low of about 16 in June. While the low volatility could be a signal that investors are less afraid of inflation and market turbulence, it could also suggest investor complacency. Because the VIX measures the market as whole, it also masks big swings in individual stocks or industry groups.

What factors most influenced the Fund’s performance?

For the period, the return on the underlying portfolio holdings contributed most to the Fund's performance. The Fund was helped from the allocation to ETFs that track the S&P 500, the Russell 2000, and the NASDAQ-100 Index. The Fund’s long equity exposure is tied to the S&P 500 Equal Weight Index, which outperformed the cap-weighted S&P 500 Index.

The Fund’s derivative use, consisting mostly of options sold to generate income and gains, detracted from return. Despite certain weeks of heightened volatility in the period, the VIX shifted lower over the period, with realized volatility even lower, as the S&P 500 continued its upward climb. Conditions were not as dire as during the height of the pandemic, but it remained challenging to capture the implied-realized volatility spread.

The Fund typically does better in a sustained volatility environment, whether at a low or a high level, rather than amid a period of sharp market moves.

Can you discuss the Fund’s approach to leverage?

Leverage was a contributor to return during the period, as the Fund’s total return exceeded the cost of leverage. Leverage at the end of the period was about 31% of the Fund’s total managed assets.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see Note 7 on page 51 for more information on the Fund’s credit facility agreement.

Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. We maintain our constructive view on risk assets and believe the macro environment will continue to provide a sturdy backbone for additional gains over the course of the year. The economic recovery has solid momentum and earnings expectations continue to trend higher. Monetary policy is likely to remain highly accommodative for the foreseeable future. While a near-term period of consolidation cannot be ruled out, we would view pullbacks as corrective and not the start of a broader move lower.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

CBOE (Chicago Board Options Exchange) Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2021

Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.

S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Fund is subject to several risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gpm

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2021

for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Covered Call Option Strategy Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. The Fund may write call options on individual securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Derivatives Transactions Risk. The Fund may utilize derivatives, including forwards, swaps, futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). If the Sub-Adviser or GPIM is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.

Forwards Risk. The Fund may enter into forward contracts. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. Forwards used for hedging or to increase income or investment gains may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives.

Swap Risk. The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Swap transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2021

the value of derivative instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

Futures Risk. The Fund may invest in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;
•	possible reduction of the return of the Fund due to their use for hedging;
•	possible reduction in value of both the securities hedged and the hedging instrument;
•	possible lack of liquidity due to daily limits on price fluctuations;
•	imperfect correlation between the contracts and the securities being hedged; and
•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

Synthetic Investment Risk. As an alternative to holding investments directly, the Fund may also obtain investment exposure to income securities and common equity securities through the use of customized derivative instruments (including swaps, options, forwards or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in income securities and common equity securities. The Fund may be exposed to certain additional risks to the extent the Sub-Adviser uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2021

Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks) such as limited liability company interests and trust certificates. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.

Investment Funds Risk/Other Investment Companies Risk. As an alternative to holding investments directly, the Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds. Investments in investment funds present certain special considerations and risks not present in making direct investments in credit securities and common equity securities. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in other investment companies are borne indirectly by common shareholders. The Fund and its shareholders will incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses operating expense. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Investments in other investment companies also expose the Fund to additional management risk; the success of the Fund’s investments in other investment companies will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities.

Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 17

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2021

Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.

Mid-Cap And Small-Cap Company Risk. Investing in the securities of medium-sized or small market capitalizations (“mid-cap” and “small-cap” companies, respectively) presents some particular investment risks. The Fund is subject to the risk that mid-cap and small-cap securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-cap and small-cap companies may be more speculative, volatile and less liquid than securities of large companies. Mid-cap and small-cap companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational

18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2021

purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 19

FUND SUMMARY (Unaudited)	June 30, 2021

Fund Statistics
Share Price	$8.61
Net Asset Value	$8.69
Discount to NAV	(0.92%)
Net Assets ($000)	$419,972

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED JUNE 30, 2021
	Six month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Guggenheim Enhanced
Equity Income Fund
NAV	21.46%	54.31%	11.93%	12.56%	10.18%
Market	35.47%	70.12%	12.01%	14.80%	10.64%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Common Stocks
Consumer, Non-cyclical	21.5%
Financial	17.9%
Consumer, Cyclical	13.8%
Industrial	13.5%
Technology	12.0%
Communications	6.4%
Utilities	5.3%
Other	8.1%
Exchange-Traded Funds	45.3%
Money Market Fund	3.0%
Total Investments	146.8%
Options Written	(1.1%)
Other Assets & Liabilities, net	(45.7%)
Net Assets	100.0%

20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) concluded	June 30, 2021

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 21

FUND SUMMARY (Unaudited) concluded	June 30, 2021

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2020, 93% of the distributions were characterized as return of capital. For the period ended June 30, 2021, 55% of the distributions were estimated to be characterized as return of capital and 41% of the distributions were estimated to be from long-term capital gains. The final determination of the tax character of the distributions paid by the Fund in 2021 will be reported to shareholders in 2022.

22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5%
Consumer, Non-cyclical – 21.5%
ResMed, Inc.	3,812	$ 939,734
Danaher Corp.[1]	3,373	905,178
Thermo Fisher Scientific, Inc.	1,791	903,506
Cintas Corp.[1]	2,360	901,520
IDEXX Laboratories, Inc.*,1	1,425	899,959
PayPal Holdings, Inc.*,1	3,069	894,552
Bio-Rad Laboratories, Inc. — Class A*	1,385	892,342
Laboratory Corporation of America Holdings*,1	3,223	889,065
DexCom, Inc.*	2,082	889,014
Intuitive Surgical, Inc.*,1	964	886,533
Regeneron Pharmaceuticals, Inc.*	1,585	885,286
Estee Lauder Companies, Inc. — Class A1	2,775	882,672
Humana, Inc.[1]	1,988	880,127
Cooper Companies, Inc.[1]	2,220	879,719
Abbott Laboratories[1]	7,577	878,402
PerkinElmer, Inc.	5,676	876,431
Hologic, Inc.*,1	13,135	876,367
Moody's Corp.[1]	2,417	875,848
MarketAxess Holdings, Inc.[1]	1,888	875,258
Charles River Laboratories International, Inc.*	2,366	875,231
S&P Global, Inc.	2,123	871,386
United Rentals, Inc.*	2,728	870,259
Illumina, Inc.*,1	1,839	870,233
Vertex Pharmaceuticals, Inc.*	4,314	869,832
ABIOMED, Inc.*,1	2,784	868,914
West Pharmaceutical Services, Inc.	2,413	866,508
Gartner, Inc.*,1	3,576	866,107
STERIS plc	4,197	865,841
Equifax, Inc.[1]	3,608	864,152
Quest Diagnostics, Inc.	6,545	863,744
Edwards Lifesciences Corp.*	8,334	863,152
IHS Markit Ltd.	7,658	862,750
Kimberly-Clark Corp.[1]	6,419	858,734
Centene Corp.*,1	11,767	858,167
Rollins, Inc.	25,001	855,034
Eli Lilly & Co.[1]	3,718	853,355
Zoetis, Inc.	4,573	852,224
Clorox Co.[1]	4,727	850,435
Teleflex, Inc.	2,116	850,188
Merck & Company, Inc.	10,925	849,637
Organon & Co.*	28,056	848,975
Incyte Corp.*,1	10,089	848,787

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Consumer, Non-cyclical – 21.5% (continued)
Zimmer Biomet Holdings, Inc.[1]	5,262	$ 846,235
Stryker Corp.	3,257	845,941
Verisk Analytics, Inc. — Class A1	4,837	845,121
Alexion Pharmaceuticals, Inc.*,1	4,587	842,678
UnitedHealth Group, Inc.	2,094	838,521
Church & Dwight Company, Inc.[1]	9,837	838,309
Amgen, Inc.[1]	3,432	836,550
PepsiCo, Inc.	5,642	835,975
Medtronic plc[1]	6,731	835,519
Philip Morris International, Inc.	8,430	835,497
Becton Dickinson and Co.[1]	3,433	834,871
Gilead Sciences, Inc.[1]	12,117	834,377
Procter & Gamble Co.[1]	6,178	833,598
Align Technology, Inc.*,1	1,362	832,182
Johnson & Johnson[1]	5,050	831,937
Boston Scientific Corp.*,1	19,419	830,356
Hershey Co.[1]	4,767	830,316
IQVIA Holdings, Inc.*	3,423	829,461
Corteva, Inc.[1]	18,698	829,256
Anthem, Inc.[1]	2,171	828,888
Automatic Data Processing, Inc.[1]	4,173	828,841
McCormick & Company, Inc.[1]	9,376	828,088
Bristol-Myers Squibb Co.[1]	12,374	826,831
Brown-Forman Corp. — Class B1	11,027	826,363
Catalent, Inc.*	7,639	825,929
Kroger Co.[1]	21,526	824,661
Campbell Soup Co.[1]	18,062	823,447
Kellogg Co.[1]	12,788	822,652
DaVita, Inc.*,1	6,815	820,730
Quanta Services, Inc.	9,044	819,115
Constellation Brands, Inc. — Class A1	3,502	819,083
Robert Half International, Inc.	9,193	817,901
Cigna Corp.[1]	3,444	816,469
Mondelez International, Inc. — Class A	13,064	815,716
Baxter International, Inc.[1]	10,131	815,546
Hormel Foods Corp.[1]	17,077	815,427
McKesson Corp.	4,261	814,874
Monster Beverage Corp.*	8,911	814,020
HCA Healthcare, Inc.[1]	3,936	813,729
CVS Health Corp.[1]	9,749	813,457
AbbVie, Inc.[1]	7,219	813,148
Pfizer, Inc.[1]	20,754	812,727

See notes to financial statements.

24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.6% (continued)
Consumer, Non-cyclical – 21.5% (continued)
General Mills, Inc.[1]	13,327	$ 812,014
Conagra Brands, Inc.[1]	22,315	811,820
Sysco Corp.	10,428	810,777
Colgate-Palmolive Co.[1]	9,963	810,490
Global Payments, Inc.[1]	4,303	806,985
Dentsply Sirona, Inc.[1]	12,706	803,782
Coca-Cola Co.[1]	14,837	802,830
Lamb Weston Holdings, Inc.	9,952	802,728
Cardinal Health, Inc.[1]	14,046	801,886
Perrigo Company plc[1]	17,458	800,449
Avery Dennison Corp.[1]	3,798	798,491
Altria Group, Inc.[1]	16,741	798,211
AmerisourceBergen Corp. — Class A1	6,953	796,049
Tyson Foods, Inc. — Class A	10,768	794,248
J M Smucker Co.	6,116	792,450
Nielsen Holdings plc[1]	31,866	786,134
FleetCor Technologies, Inc.*,1	3,063	784,312
Henry Schein, Inc.*	10,561	783,521
Kraft Heinz Co.[1]	19,191	782,609
Archer-Daniels-Midland Co.[1]	12,625	765,075
Universal Health Services, Inc. — Class B	5,195	760,704
Viatris, Inc.[1]	52,973	756,984
Molson Coors Beverage Co. — Class B*	13,897	746,130
Biogen, Inc.*,1	2,101	727,513
Total Consumer, Non-cyclical		90,395,692

Financial – 17.9%
Ameriprise Financial, Inc.[1]	3,579	890,742
Intercontinental Exchange, Inc.[1]	7,392	877,430
Progressive Corp.	8,899	873,971
Cboe Global Markets, Inc.[1]	7,314	870,732
Welltower, Inc. REIT[1]	10,458	869,060
Extra Space Storage, Inc. REIT[1]	5,226	856,123
T. Rowe Price Group, Inc.	4,296	850,479
Public Storage REIT	2,817	847,044
Nasdaq, Inc.	4,818	847,004
Bank of New York Mellon Corp.[1]	16,530	846,832
Marsh & McLennan Companies, Inc.[1]	5,998	843,799
PNC Financial Services Group, Inc.	4,403	839,916
American Tower Corp. — Class A REIT[1]	3,105	838,785
SBA Communications Corp. REIT	2,626	836,906
American Express Co.[1]	5,065	836,890

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Financial – 17.9% (continued)
Crown Castle International Corp. REIT[1]	4,288	$ 836,589
Goldman Sachs Group, Inc.[1]	2,204	836,484
Mastercard, Inc. — Class A	2,278	831,675
Morgan Stanley	9,052	829,978
Visa, Inc. — Class A	3,546	829,126
BlackRock, Inc. — Class A1	946	827,722
Everest Re Group Ltd.	3,281	826,845
Wells Fargo & Co.	18,241	826,135
CME Group, Inc. — Class A1	3,884	826,049
Raymond James Financial, Inc.	6,356	825,644
SVB Financial Group*	1,483	825,186
Allstate Corp.[1]	6,325	825,033
Huntington Bancshares, Inc.[1]	57,534	821,010
Bank of America Corp.[1]	19,906	820,724
Charles Schwab Corp.	11,272	820,714
Equinix, Inc. REIT[1]	1,021	819,455
Northern Trust Corp.	7,086	819,283
Synchrony Financial	16,878	818,921
Ventas, Inc. REIT	14,341	818,871
State Street Corp.	9,947	818,439
Mid-America Apartment Communities, Inc. REIT	4,857	818,016
First Republic Bank	4,368	817,559
W R Berkley Corp.	10,967	816,274
Weyerhaeuser Co. REIT	23,582	811,692
Principal Financial Group, Inc.	12,844	811,612
UDR, Inc. REIT	16,569	811,550
AvalonBay Communities, Inc. REIT[1]	3,882	810,135
Simon Property Group, Inc. REIT	6,207	809,889
Loews Corp.[1]	14,813	809,530
Prudential Financial, Inc.	7,896	809,103
JPMorgan Chase & Co.[1]	5,197	808,341
Berkshire Hathaway, Inc. — Class B*,1	2,905	807,358
Travelers Companies, Inc.	5,392	807,236
Arthur J Gallagher & Co.[1]	5,762	807,141
Comerica, Inc.[1]	11,290	805,429
CBRE Group, Inc. — Class A*,1	9,393	805,262
U.S. Bancorp	14,090	802,707
Capital One Financial Corp.[1]	5,187	802,377
Discover Financial Services[1]	6,766	800,350
Duke Realty Corp. REIT	16,902	800,310
Assurant, Inc.[1]	5,117	799,173
Prologis, Inc. REIT	6,682	798,699

See notes to financial statements.

26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Financial – 17.9% (continued)
Citizens Financial Group, Inc.	17,412	$ 798,689
Cincinnati Financial Corp.[1]	6,841	797,797
Healthpeak Properties, Inc. REIT[1]	23,958	797,562
Truist Financial Corp.	14,362	797,091
Zions Bancorp North America[1]	15,067	796,442
Essex Property Trust, Inc. REIT[1]	2,653	795,927
Aon plc — Class A1	3,331	795,309
Host Hotels & Resorts, Inc. REIT*,1	46,517	794,975
Aflac, Inc.[1]	14,813	794,866
Equity Residential REIT[1]	10,319	794,563
Hartford Financial Services Group, Inc.[1]	12,796	792,968
Chubb Ltd.[1]	4,984	792,157
Realty Income Corp. REIT[1]	11,840	790,202
Federal Realty Investment Trust REIT[1]	6,741	789,843
Kimco Realty Corp. REIT[1]	37,704	786,128
Fifth Third Bancorp[1]	20,535	785,053
KeyCorp[1]	37,971	784,101
Alexandria Real Estate Equities, Inc. REIT[1]	4,308	783,797
Regency Centers Corp. REIT	12,218	782,807
Regions Financial Corp.	38,705	781,067
People's United Financial, Inc.	45,542	780,590
M&T Bank Corp.[1]	5,369	780,169
MetLife, Inc.	12,995	777,751
Unum Group	27,379	777,564
Vornado Realty Trust REIT	16,658	777,429
Boston Properties, Inc. REIT[1]	6,765	775,201
Lincoln National Corp.[1]	12,306	773,309
Digital Realty Trust, Inc. REIT[1]	5,137	772,913
Citigroup, Inc.[1]	10,892	770,609
Western Union Co.	33,387	766,899
Franklin Resources, Inc.[1]	23,951	766,193
American International Group, Inc.[1]	16,018	762,457
Iron Mountain, Inc. REIT[1]	18,005	761,972
Globe Life, Inc.	7,998	761,809
Invesco Ltd.[1]	28,439	760,174
Willis Towers Watson plc[1]	3,236	744,345
Total Financial		75,240,067
Consumer, Cyclical – 13.8%
NIKE, Inc. — Class B	6,311	974,986
Chipotle Mexican Grill, Inc. — Class A*,1	610	945,707
Tesla, Inc.*	1,365	927,791

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Consumer, Cyclical – 13.8% (continued)
CarMax, Inc.*,1	7,125	$ 920,194
L Brands, Inc.[1]	12,435	896,066
Lennar Corp. — Class A1	8,984	892,561
AutoZone, Inc.*,1	597	890,855
NVR, Inc.*	178	885,247
Pool Corp.	1,930	885,214
O'Reilly Automotive, Inc.*	1,558	882,155
Copart, Inc.*	6,674	879,833
Darden Restaurants, Inc.[1]	5,987	874,042
Gap, Inc.[1]	25,787	867,733
Target Corp.	3,577	864,704
Costco Wholesale Corp.[1]	2,182	863,352
Dollar General Corp.[1]	3,981	861,449
Ross Stores, Inc.	6,936	860,064
Domino's Pizza, Inc.	1,839	857,875
Advance Auto Parts, Inc.[1]	4,178	857,075
Home Depot, Inc.[1]	2,681	854,944
TJX Companies, Inc.	12,666	853,942
Ulta Beauty, Inc.*	2,462	851,286
DR Horton, Inc.[1]	9,391	848,665
Lowe's Companies, Inc.[1]	4,367	847,067
Tractor Supply Co.	4,524	841,736
Best Buy Company, Inc.[1]	7,279	836,939
PulteGroup, Inc.	15,334	836,776
Aptiv plc*,1	5,314	836,052
Walmart, Inc.	5,919	834,697
Live Nation Entertainment, Inc.*	9,524	834,207
VF Corp.	10,143	832,132
Mohawk Industries, Inc.*	4,313	828,916
LKQ Corp.*,1	16,823	828,028
Starbucks Corp.[1]	7,402	827,618
Fastenal Co.[1]	15,872	825,344
MGM Resorts International	19,284	822,463
Dollar Tree, Inc.*,1	8,230	818,885
Tapestry, Inc.*	18,802	817,511
Genuine Parts Co.[1]	6,458	816,743
Newell Brands, Inc.	29,717	816,326
McDonald's Corp.[1]	3,517	812,392
Cummins, Inc.[1]	3,331	812,131
Ford Motor Co.*,1	54,533	810,360
Hasbro, Inc.[1]	8,547	807,862
PACCAR, Inc.	9,016	804,678

See notes to financial statements.

28 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Consumer, Cyclical – 13.8% (continued)
Whirlpool Corp.	3,688	$ 804,058
General Motors Co.*,1	13,549	801,694
Yum! Brands, Inc.[1]	6,964	801,069
Wynn Resorts Ltd.*,1	6,548	800,820
Leggett & Platt, Inc.[1]	15,431	799,480
Ralph Lauren Corp. — Class A	6,786	799,459
Hanesbrands, Inc.[1]	42,643	796,145
WW Grainger, Inc.[1]	1,814	794,532
PVH Corp.*	7,370	792,938
Walgreens Boots Alliance, Inc.	15,063	792,464
Marriott International, Inc. — Class A*,1	5,804	792,362
Las Vegas Sands Corp.*	14,966	788,558
Royal Caribbean Cruises Ltd.*	9,246	788,499
Caesars Entertainment, Inc.*	7,554	783,728
Hilton Worldwide Holdings, Inc.*	6,477	781,256
Delta Air Lines, Inc.*,1	17,908	774,700
United Airlines Holdings, Inc.*	14,738	770,650
Southwest Airlines Co.*	14,466	768,000
Alaska Air Group, Inc.*,1	12,719	767,083
BorgWarner, Inc.[1]	15,747	764,359
Penn National Gaming, Inc.*	9,920	758,781
American Airlines Group, Inc.*,1	35,402	750,876
Norwegian Cruise Line Holdings Ltd.*	25,392	746,779
Carnival Corp.*,1	27,837	733,783
Under Armour, Inc. — Class A*	20,525	434,104
Under Armour, Inc. — Class C*	21,205	393,777
Total Consumer, Cyclical		58,024,557
Industrial – 13.5%
Generac Holdings, Inc.*	2,386	990,548
Carrier Global Corp.	18,075	878,445
A O Smith Corp.	12,087	870,989
Keysight Technologies, Inc.*	5,637	870,409
Mettler-Toledo International, Inc.*	628	869,994
Trimble, Inc.*	10,599	867,316
Deere & Co.[1]	2,437	859,554
Agilent Technologies, Inc.[1]	5,805	858,037
Waters Corp.*	2,476	855,730
Johnson Controls International plc[1]	12,429	853,002
United Parcel Service, Inc. — Class B	4,101	852,885
Ingersoll Rand, Inc.*,1	17,370	847,830
Parker-Hannifin Corp.	2,758	847,009

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Industrial – 13.5% (continued)
Otis Worldwide Corp.	10,346	$ 845,992
Xylem, Inc.[1]	7,052	845,958
Old Dominion Freight Line, Inc.	3,319	842,362
Eaton Corporation plc[1]	5,681	841,811
Sealed Air Corp.	14,198	841,232
Fortune Brands Home & Security, Inc.[1]	8,443	841,007
Westinghouse Air Brake Technologies Corp.[1]	10,212	840,448
Stanley Black & Decker, Inc.	4,097	839,844
FedEx Corp.[1]	2,814	839,501
Expeditors International of Washington, Inc.[1]	6,631	839,485
Rockwell Automation, Inc.	2,932	838,611
Textron, Inc.	12,186	838,031
Allegion plc[1]	6,007	836,775
Republic Services, Inc. — Class A	7,605	836,626
Masco Corp.[1]	14,180	835,344
Waste Management, Inc.	5,955	834,355
Pentair plc[1]	12,348	833,367
Amphenol Corp. — Class A	12,172	832,686
Garmin Ltd.[1]	5,756	832,548
IDEX Corp.	3,783	832,449
Vulcan Materials Co.	4,781	832,229
Martin Marietta Materials, Inc.[1]	2,361	830,623
Trane Technologies plc[1]	4,498	828,262
Union Pacific Corp.	3,764	827,817
Ball Corp.[1]	10,215	827,619
Dover Corp.[1]	5,490	826,794
Emerson Electric Co.[1]	8,587	826,413
CSX Corp.[1]	25,704	824,584
Teledyne Technologies, Inc.*	1,965	823,001
TE Connectivity Ltd.[1]	6,081	822,212
J.B. Hunt Transport Services, Inc.[1]	5,041	821,431
Caterpillar, Inc.[1]	3,774	821,336
General Electric Co.[1]	60,867	819,270
General Dynamics Corp.[1]	4,351	819,119
AMETEK, Inc.[1]	6,133	818,755
3M Co.	4,108	815,972
TransDigm Group, Inc.*	1,259	814,938
Norfolk Southern Corp.	3,068	814,278
Fortive Corp.	11,663	813,378
Lockheed Martin Corp.[1]	2,149	813,074
Howmet Aerospace, Inc.*,1	23,559	812,079
Honeywell International, Inc.	3,700	811,595

See notes to financial statements.

30 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Industrial – 13.5% (continued)
Northrop Grumman Corp.	2,221	$ 807,178
Boeing Co.*,1	3,367	806,599
L3Harris Technologies, Inc.	3,731	806,456
Kansas City Southern[1]	2,831	802,220
Raytheon Technologies Corp.	9,382	800,378
Illinois Tool Works, Inc.[1]	3,580	800,345
Huntington Ingalls Industries, Inc.[1]	3,770	794,527
Jacobs Engineering Group, Inc.[1]	5,945	793,182
Packaging Corporation of America	5,791	784,217
CH Robinson Worldwide, Inc.[1]	8,332	780,458
Amcor plc	68,066	780,036
Snap-on, Inc.	3,488	779,324
Westrock Co.	14,532	773,393
Total Industrial		56,463,272
Technology – 12.0%
Advanced Micro Devices, Inc.*	10,245	962,313
Xilinx, Inc.[1]	6,484	937,846
NVIDIA Corp.	1,169	935,317
Skyworks Solutions, Inc.	4,867	933,247
MSCI, Inc. — Class A	1,737	925,960
ServiceNow, Inc.*	1,673	919,397
Adobe, Inc.*	1,539	901,300
Monolithic Power Systems, Inc.	2,400	896,280
Apple, Inc.[1]	6,542	895,992
Micron Technology, Inc.*	10,494	891,780
Paycom Software, Inc.*	2,449	890,138
Qorvo, Inc.*	4,545	889,229
QUALCOMM, Inc.	6,189	884,594
Cadence Design Systems, Inc.*	6,444	881,668
Autodesk, Inc.*,1	3,001	875,992
Microsoft Corp.	3,231	875,278
Tyler Technologies, Inc.*	1,934	874,884
Synopsys, Inc.*	3,167	873,427
Teradyne, Inc.	6,511	872,213
Zebra Technologies Corp. — Class A*	1,639	867,834
Applied Materials, Inc.[1]	6,090	867,216
Fortinet, Inc.*,1	3,639	866,773
Intuit, Inc.[1]	1,764	864,660
PTC, Inc.*	6,105	862,392
IPG Photonics Corp.*,1	4,091	862,260
Accenture plc — Class A1	2,921	861,082

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Technology – 12.0% (continued)
ANSYS, Inc.*,1	2,476	$ 859,320
Analog Devices, Inc.[1]	4,972	855,979
Roper Technologies, Inc.	1,814	852,943
NXP Semiconductor N.V.	4,143	852,298
Paychex, Inc.	7,936	851,533
Texas Instruments, Inc.	4,416	849,197
Maxim Integrated Products, Inc.	8,041	847,200
salesforce.com, Inc.*,1	3,467	846,884
Broadcom, Inc.[1]	1,770	844,007
Lam Research Corp.[1]	1,297	843,958
KLA Corp.[1]	2,603	843,919
Jack Henry & Associates, Inc.[1]	5,125	837,989
HP, Inc.[1]	27,692	836,021
Broadridge Financial Solutions, Inc.	5,120	827,034
Akamai Technologies, Inc.*,1	7,034	820,164
Electronic Arts, Inc.[1]	5,692	818,680
NetApp, Inc.	9,995	817,791
Citrix Systems, Inc.[1]	6,915	810,922
Fidelity National Information Services, Inc.[1]	5,719	810,211
Activision Blizzard, Inc.[1]	8,488	810,095
Microchip Technology, Inc.	5,407	809,644
Cognizant Technology Solutions Corp. — Class A1	11,687	809,442
Intel Corp.[1]	14,394	808,079
Fiserv, Inc.*,1	7,555	807,554
International Business Machines Corp.[1]	5,508	807,418
Cerner Corp.[1]	10,253	801,374
Western Digital Corp.*	11,143	793,047
Take-Two Interactive Software, Inc.*,1	4,470	791,279
Leidos Holdings, Inc.[1]	7,795	788,075
DXC Technology Co.*,1	20,117	783,356
Oracle Corp.	10,051	782,370
Hewlett Packard Enterprise Co.[1]	52,424	764,342
Seagate Technology Holdings plc[1]	8,611	757,165
Total Technology		50,208,362
Communications – 6.4%
Etsy, Inc.*	5,018	1,032,905
Twitter, Inc.*,1	13,762	946,963
Netflix, Inc.*	1,703	899,542
ViacomCBS, Inc. — Class B	19,623	886,960
Charter Communications, Inc. — Class A*,1	1,213	875,119
Facebook, Inc. — Class A*,1	2,515	874,491

See notes to financial statements.

32 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Communications – 6.4% (continued)
eBay, Inc.[1]	12,412	$ 871,447
DISH Network Corp. — Class A*,1	20,795	869,231
CDW Corp.	4,939	862,596
VeriSign, Inc.*	3,770	858,391
Amazon.com, Inc.*,1	249	856,600
Motorola Solutions, Inc.	3,925	851,136
Comcast Corp. — Class A1	14,644	835,001
T-Mobile US, Inc.*	5,732	830,166
Arista Networks, Inc.*,1	2,289	829,328
Walt Disney Co.*,1	4,694	825,064
AT&T, Inc.[1]	28,408	817,582
Verizon Communications, Inc.	14,531	814,172
F5 Networks, Inc.*,1	4,321	806,558
Cisco Systems, Inc.[1]	15,214	806,342
Omnicom Group, Inc.	9,942	795,261
Juniper Networks, Inc.[1]	29,064	794,900
NortonLifeLock, Inc.	29,145	793,327
Interpublic Group of Companies, Inc.[1]	24,393	792,528
Booking Holdings, Inc.*,1	361	789,900
Corning, Inc.[1]	19,304	789,534
Expedia Group, Inc.*,1	4,816	788,427
Lumen Technologies, Inc.[1]	55,329	751,921
News Corp. — Class A	23,941	616,960
Fox Corp. — Class A	15,257	566,492
Discovery, Inc. — Class C*,1	17,985	521,205
Alphabet, Inc. — Class A*,1	172	419,988
Alphabet, Inc. — Class C*,1	165	413,543
Discovery, Inc. — Class A*,1	10,087	309,469
Fox Corp. — Class B	7,013	246,858
News Corp. — Class B	7,455	181,529
Total Communications		26,821,436
Utilities – 5.3%
NRG Energy, Inc.[1]	22,323	899,617
AES Corp.[1]	32,174	838,776
American Electric Power Company, Inc.[1]	9,830	831,520
Edison International[1]	14,369	830,816
NextEra Energy, Inc.	11,333	830,482
CMS Energy Corp.[1]	13,733	811,346
Eversource Energy[1]	10,059	807,134
Duke Energy Corp.[1]	8,175	807,036
Public Service Enterprise Group, Inc.	13,483	805,474

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Utilities – 5.3% (continued)
American Water Works Company, Inc.[1]	5,196	$ 800,860
FirstEnergy Corp.[1]	21,498	799,941
WEC Energy Group, Inc.	8,968	797,704
PPL Corp.	28,408	794,572
Alliant Energy Corp.[1]	14,224	793,130
Dominion Energy, Inc.	10,776	792,790
Southern Co.	13,049	789,595
Xcel Energy, Inc.[1]	11,982	789,374
Exelon Corp.[1]	17,763	787,078
Atmos Energy Corp.	8,186	786,756
NiSource, Inc.	32,036	784,882
Evergy, Inc.	12,981	784,442
CenterPoint Energy, Inc.[1]	31,865	781,330
Pinnacle West Capital Corp.[1]	9,503	778,961
DTE Energy Co.[1]	6,010	778,896
Ameren Corp.[1]	9,713	777,428
Sempra Energy	5,858	776,068
Consolidated Edison, Inc.[1]	10,789	773,787
Entergy Corp.[1]	7,649	762,605
Total Utilities		22,392,400
Energy – 4.5%
Enphase Energy, Inc.*	5,659	1,039,162
Occidental Petroleum Corp.	29,394	919,150
Diamondback Energy, Inc.	9,547	896,368
ConocoPhillips[1]	13,891	845,962
Exxon Mobil Corp.[1]	13,399	845,209
Marathon Oil Corp.[1]	61,907	843,173
ONEOK, Inc.	15,133	842,000
Cabot Oil & Gas Corp. — Class A1	48,188	841,363
Pioneer Natural Resources Co.	5,113	830,965
Devon Energy Corp.[1]	28,449	830,426
EOG Resources, Inc.[1]	9,753	813,790
Hess Corp.[1]	9,291	811,290
Chevron Corp.[1]	7,717	808,279
Halliburton Co.[1]	34,664	801,432
Valero Energy Corp.	10,246	800,008
Marathon Petroleum Corp.[1]	13,189	796,879
APA Corp.[1]	36,819	796,395
Williams Companies, Inc.	29,984	796,075
Kinder Morgan, Inc.[1]	43,535	793,643
Phillips 66	9,158	785,940

See notes to financial statements.

34 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Shares	Value
COMMON STOCKS† – 98.5% (continued)
Energy – 4.5% (continued)
Schlumberger N.V.	23,883	$ 764,495
NOV, Inc.*	49,204	753,805
Baker Hughes Co.[1]	32,158	735,453
Total Energy		18,991,262
Basic Materials – 3.6%
International Flavors & Fragrances, Inc.[1]	5,638	842,317
Linde plc	2,861	827,115
Albemarle Corp.[1]	4,896	824,780
Sherwin-Williams Co.	3,011	820,347
International Paper Co.[1]	13,091	802,609
Ecolab, Inc.[1]	3,884	799,988
Air Products and Chemicals, Inc.[1]	2,773	797,737
CF Industries Holdings, Inc.[1]	15,488	796,858
PPG Industries, Inc.	4,693	796,731
Celanese Corp. — Class A1	5,197	787,865
DuPont de Nemours, Inc.	10,096	781,531
LyondellBasell Industries N.V. — Class A1	7,568	778,520
Eastman Chemical Co.[1]	6,648	776,154
Dow, Inc.	12,253	775,370
Mosaic Co.[1]	24,086	768,584
Freeport-McMoRan, Inc.	20,398	756,970
FMC Corp.[1]	6,977	754,911
Newmont Corp.[1]	11,851	751,116
Nucor Corp.	7,817	749,885
Total Basic Materials		14,989,388
Total Common Stocks
(Cost $339,476,615)		413,526,436
EXCHANGE-TRADED FUNDS† – 45.3%
SPDR S&P 500 ETF Trust[1,2]	148,161	63,421,798
Invesco QQQ Trust Series 1[1,2]	178,895	63,405,755
iShares Russell 2000 Index ETF[1,2]	275,847	63,271,026
Total Exchange-Traded Funds
(Cost $132,546,530)		190,098,579
MONEY MARKET FUND† – 3.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[3]	12,667,826	12,667,826
Total Money Market Fund
(Cost $12,667,826)		12,667,826
Total Investments – 146.8%
(Cost $484,690,971)		$ 616,292,841

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

	Contracts	Value
LISTED OPTIONS WRITTEN† – (1.1)%
Call options on:
BNP Paribas NASDAQ-100 Index Expiring July 2021 with strike price of $14,550
(Notional Value $126,626,760)*	87	$ (1,562,520)
BNP Paribas Russell 2000 Index Expiring July 2021 with strike price of $2,310
(Notional Value $126,618,085)*	548	(1,901,560)
BNP Paribas S&P 500 Index Expiring July 2021 with strike price of $4,295
(Notional Value $126,776,250)*	295	(959,331)
Total Listed Options Written
(Premiums received $5,480,001)		(4,423,411)
Other Assets & Liabilities, net – (45.7)%		(191,897,778)
Total Net Assets – 100.0%		$ 419,971,652

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 6.
1	All or a portion of these securities have been physically segregated in connection with borrowings. Asof June 30, 2021, the total market value of segregated securities was $301,968,783.
2	Security represents cover for outstanding options written.
3	Rate indicated is the 7-day yield as of June 30, 2021.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

See notes to financial statements.

36 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2021

The following table summarizes the inputs used to value the Fund's investments at June 30, 2021 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Assets)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$ 413,526,436	$ —	$ —	$ 413,526,436
Exchange-Traded Funds	190,098,579	—	—	190,098,579
Money Market Fund	12,667,826	—	—	12,667,826
Total Assets	$ 616,292,841	$ —	$ —	$ 616,292,841
		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Liabilities)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Options Written	$ 4,423,411	$ —	$ —	$ 4,423,411

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 37

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2021

ASSETS:
Investments, at value (cost $484,690,971)	$ 616,292,841
Cash	36,371
Receivables:
Investments sold	3,610,109
Dividends	674,663
Interest	59
Other assets	620
Total assets	620,614,663
LIABILITIES:
Borrowings	190,000,000
Options written, at value (premiums received $5,480,001)	4,423,411
Interest payable on borrowings	116,328
Payable for:
Investments purchased	5,475,465
Investment advisory fees	403,314
Professional fees	57,062
Trustees’ fees and expenses*	21,690
Other liabilities	145,741
Total liabilities	200,643,011
NET ASSETS	$ 419,971,652
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 48,342,587 shares issued and outstanding	$ 483,426
Additional paid-in capital	$ 295,782,907
Total distributable earnings (loss)	123,705,319
NET ASSETS	$ 419,971,652
Shares outstanding ($0.01 par value with unlimited amount authorized)	48,342,587
Net asset value	$ 8.69

* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

38 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	June 30, 2021
Six Months Ended June 30, 2021

INVESTMENT INCOME:
Dividends (net of foreign withholdings tax $359)	$ 3,950,497
Interest	617
Total investment income	3,951,114
EXPENSES:
Investment advisory fees	2,272,152
Interest expense	768,408
Professional fees	129,364
Administration fees	62,438
Fund accounting fees	58,734
Printing fees	55,656
Custodian fees	43,895
Trustees’ fees and expenses*	35,496
Listing fees	23,530
Transfer agent fees	10,415
Insurance	8,123
Other expenses	6,336
Total expenses	3,474,547
Net investment income	476,567
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	31,383,898
Options written	(14,960,570)
Net realized gain	16,423,328
Net change in unrealized appreciation (depreciation) on:
Investments	57,334,326
Options written	1,265,883
Net change in unrealized appreciation (depreciation)	58,600,209
Net realized and unrealized gain	75,023,537
Net increase in net assets resulting from operations	$ 75,500,104

* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 39

STATEMENTS OF CHANGES IN NET ASSETS	June 30, 2021

	Six Months Ended
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 476,567	$ 2,059,610
Net realized gain (loss) on investments	16,423,328	(6,377,169)
Net change in unrealized appreciation (depreciation) on investments	58,600,209	3,737,653
Net increase (decrease) in net assets resulting from operations	75,500,104	(579,906)
DISTRIBUTIONS:
Distributions to shareholders	(11,602,221)	(2,095,369)
Return of capital	—	(26,910,182)
Total distributions	(11,602,221)	(29,005,551)
Net increase (decrease) in net assets	63,897,883	(29,585,457)
NET ASSETS:
Beginning of period	356,073,769	385,659,226
End of period	$ 419,971,652	$ 356,073,769

See notes to financial statements.

40 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	June 30, 2021
Six Months Ended June 30, 2021

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 75,500,104
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(57,334,326)
Net change in unrealized (appreciation) depreciation on options written	(1,265,883)
Net realized gain on investments	(31,383,898)
Net realized loss on options written	14,960,570
Purchase of long-term investments	(86,910,377)
Net proceeds from sale of long-term investments	83,554,289
Net purchases of short-term investments	(1,256,804)
Corporate actions and other payments	79,769
Premiums received on options written	207,257,454
Cost of closing options written	(222,422,355)
Increase in investments sold receivable	(3,233,830)
Decrease in dividends receivable	1,335
Decrease in interest receivable	66
Increase in other assets	(620)
Increase in interest payable on borrowings	10,000
Increase in investments purchased payable	2,920,237
Increase in investment advisory fees payable	56,609
Increase in professional fees payable	57,062
Increase in trustees’ fees and expenses payable*	21,690
Decrease in other liabilities	(91,152)
Net Cash Used in Operating and Investing Activities	$ (19,480,060)
Cash Flows From Financing Activities:
Distributions to common shareholders	(11,602,221)
Proceeds from borrowings	52,000,000
Payment made on borrowings	(21,000,000)
Net Cash Provided by Financing Activities	19,397,779
Net decrease in cash	(82,281)
Cash at Beginning of Period	118,652
Cash at End of Period	$ 36,371
Supplemental Disclosure of Non Cash Financing:
Cash paid during the period for interest	$ 758,408

* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 41

FINANCIAL HIGHLIGHTS	June 30, 2021

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$ 7.37	$ 7.98	$ 6.99	$ 9.01	$ 8.35	$ 8.37
Income from investment operations:
Net investment income (loss)(a)	0.01	0.04	—*	(0.01)	0.01	0.06
Net gain (loss) on investments (realized and unrealized)	1.55	(0.05)	1.95	(1.05)	1.61	0.88
Total from investment operations	1.56	(0.01)	1.95	(1.06)	1.62	0.94
Less distributions from:
Net investment income	(0.24)	(0.04)	—	(0.03)	(0.25)	(0.47)
Capital gains		—	—	(0.60)	(0.42)	—
Return of capital	—	(0.56)	(0.96)	(0.33)	(0.29)	(0.49)
Total distributions to shareholders	(0.24)	(0.60)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$ 8.69	$ 7.37	$ 7.98	$ 6.99	$ 9.01	$ 8.35
Market value, end of period	$ 8.61	$ 6.55	$ 8.06	$ 6.78	$ 8.90	$ 8.00
Total Return(b)
Net asset value	21.46%	2.16%	28.83%	(12.79%)	20.25%	11.87%
Market value	35.47%	(9.16%)	34.15%	(14.24%)	24.34%	17.86%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 419,972	$ 356,074	$ 385,659	$ 336,469	$ 433,042	$ 159,229
Ratio to average net assets of:
Net investment income (loss), including interest expense	0.24%(h)	0.65%	(0.02%)	(0.13%)	0.14%	0.78%
Total expenses, including interest expense(c)	1.78%(h)	2.01%	2.74%	2.64%	2.34%	2.16%
Net expenses, including interest expense(c),(d),(e)	1.78%(h)	2.01%	2.74%	2.64%	2.32%	2.01%
Portfolio turnover rate	15%	34%	22%	25%	67%	143%

See notes to financial statements.

42 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	June 30, 2021

Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Senior Indebtedness
Borrowings – committed facility agreement (in thousands)	$ 190,000	$ 159,000	$ 175,000	$ 148,000	$ 198,000	$ 72,000
Asset Coverage per $1,000 of borrowings(g)	$ 3,210	$ 3,239	$ 3,204	$ 3,273	$ 3,187	$ 3,212

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) ormarket price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Excluding interest expense, the net expense ratios for the six months ended June 30, 2021 and the years ended December 31 would be:

June 30, 2021
(Unaudited)	2020	2019	2018	2017	2016
1.38%	1.40%	1.37%	1.37%	1.44%(f)	1.46%

(e)	Net expense information reflects the expense ratios after expense waivers, as applicable.
(f)	Excluding interest and merger expenses, the net expense ratio for the year ended December 31, 2017 would be 1.37%.
(g)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the borrowings.
(h)	Annualized.
*	Less than $0.01 per share.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2021

Note 1 – Organization

Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) a Delaware statutory trust, is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be

44 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2021

valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2021

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(d) Distributions to Shareholders

The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the June 30, 2017 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Indemnifications

Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

46 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2021

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. As of June 30, 2021, there were no options purchased outstanding.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2021

The following table represents the Fund's use and volume of call/put options written on a monthly basis:

		Average
		Notional Amount
Use	Call		Put
Hedge, Speculation	$358,550,756		$ —

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of June 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts		Options written, at value

The following table sets forth the fair value of the Fund's derivative investments categorized by primary risk exposure at June 30, 2021:

Liability Derivative Investments Value
Options Written
Equity Risk
$4,423,411

The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the period ended June 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended June 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Options Written Equity Risk
$(14,960,570)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Options Written Equity Risk
$1,265,883

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

48 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2021

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund did not have any derivative financial instruments that were subject to enforceable master netting arrangements as of June 30, 2021.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The Fund did not have any deposits held by others in connection with derivative investments as of June 30, 2021.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2021

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. Both GFIA and GPIM are indirect wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

For purposes of calculating the fees payable under the foregoing agreements, “managed assets” means the total assets of the Fund, including assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, (including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund's administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund's securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund's custodian. As custodian, BNY is responsible for the custody of the Fund's assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund's average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

50 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2021

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 7 – Borrowings

The Fund has entered into a $250,000,000 committed credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund agreed to provide the pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of June 30, 2021, there was $190,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the period ended June 30, 2021, was $178,397,790 with a related average interest rate of 0.87%. The maximum amount outstanding during the period was $194,000,000. As of June 30, 2021, the market value of the securities segregated as collateral is $301,968,783.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party, other than to the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2021

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At June 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$480,015,500	$148,760,413	$(16,906,483)	$131,853,930

The tax character of distributions paid during the year ended December 31, 2020 (the most recent fiscal year end for U.S. federal income tax purposes) was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$2,095,369	$ –	$26,910,182	$29,005,551

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2020 (the most recent fiscal year end U.S. federal income tax purposes) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ –	$ –	$73,322,659	$(13,515,223)	$59,807,436

Note 9 – Securities Transactions

For the period ended June 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivative transactions, were as follows:

Purchases	Sales
$86,910,377	$83,554,289

52 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2021

Note 10 – Capital Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized 48,342,587 and shares issued and outstanding. Transactions in common shares were as follows:

	Period Ended	Year Ended
	June 30, 2021	December 31, 2020
Beginning shares	48,342,587	48,342,587
Ending shares	48,342,587	48,342,587

Note 11 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 12 – Subsequent Events

The Boards of Trustees (collectively, the “Board”) of several Guggenheim closed-end funds approved the following mergers at a special joint meeting of the Board held on April 12, 2021 (reconvened April 20, 2021): (i) for shareholders of Guggenheim Enhanced Equity Income Fund (“GPM”) and Guggenheim Credit Allocation Fund (“GGM”), the merger of each respective fund into Guggenheim Strategic Opportunities Fund (“GOF”), and (ii) for shareholders of GOF, the merger of each of GPM and GGM into GOF, including the issuance of additional common shares of beneficial interest of GOF. The Board believes each proposed merger is in the best interests of each of GPM, GGM, and GOF and their respective shareholders. At a special joint meeting of shareholders held on August 24, 2021, shareholders of GPM and GGM voted to approve the proposed mergers. The special meeting was adjourned until September 14, 2021 with respect to GOF in order to allow GOF shareholders additional time to vote on the proposed mergers. Each proposed merger will be consummated only if GOF’s shareholders vote to approve each proposed merger.

Subject to the approval of the proposed mergers by GOF's shareholders and the satisfaction of applicable regulatory requirements and other customary closing conditions, it is anticipated that the mergers will be completed in the third or fourth quarter of 2021. Upon completion of the mergers, each of GPM and GGM will merge directly with and into GOF, and shareholders of each of GPM and GGM will become shareholders of GOF and will receive GOF shares, the aggregate net asset value (NAV) (not the market value) of which will equal the aggregate NAV (not the market value) of the shares of GPM or GGM, as applicable, held immediately prior to the mergers. Approval of the merger of GPM with and into GOF is not contingent upon the approval of the merger of GGM with and into GOF, and likewise, approval of the merger of GGM with and into GOF is not contingent upon approval of the merger of GPM with and into GOF.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2021

More information regarding the proposed mergers is provided in the Combined Proxy Statement/Prospectus that was filed on June 29, 2021 with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website (www.sec.gov). Investors and security holders of GPM, GGM and GOF are urged to read the Combined Proxy Statement/Prospectus and other documents filed with the SEC carefully and in their entirety.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no additional material events that would require disclosure other than the events disclosed above.

54 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited)	June 30, 2021

Expense Ratio Information

The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by an annualized 0.07% for the period ended June 30, 2021.

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as of the U.S. federal tax status of the distributions received by shareholders in the calendar year 2021.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 8, 2021. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Thomas F. Lydon, Jr.	31,555,210	7,700,355	496,761
Ronald A. Nyberg	31,543,269	7,718,527	490,530

The other Trustees of the Fund not up for election in 2021 are Randall C. Barnes, Angela Brock-Kyle, Amy J. Lee, Sandra G. Sponem and Ronald E. Toupin, Jr.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	June 30, 2021

Trustees

The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal business occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:

Randall C. Barnes	Trustee and	Since 2005	Current: Private Investor (2001-present).	157	Current: Purpose Investments Funds
(1951)	Chair of the	(Trustee)			(2013-present).
	Valuation	Since 2020	Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight	(Chair of the	President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
	Committee	Valuation	Strategic Planning and New Business Development, PepsiCo, Inc.		Grade Municipal Fund (2006-2016).
		Oversight	(1987-1990).
Committee)
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	156	Current: Bowhead Insurance GP, LLC
(1959)					(2020-present); Hunt Companies, Inc.
			Former: Senior Leader, TIAA (1987-2012).		(2019-present).

Former: Infinity Property & Casualty
Corp. (2014-2018).
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief	156	Current: US Global Investors (GROW)
(1960)	Chair of the	(Trustee)	Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(1995-present).
	Contracts	Since 2020	Lydon Media (2016-present).
	Review	(Chair of the			Former: Harvest Volatility Edge Trust (3)
	Committee	Contracts			(2017-2019).
Review
Committee)

56 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	June 30, 2021

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2005	Current: Of Counsel, Momkus LLP (2016-present).	157	Current: PPM Funds (2) (2018-present);
(1953)	Chair of the				Edward-Elmhurst Healthcare System
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2012-present).
	and Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
	Committee				Former: Western Asset Inflation-Linked
Opportunities & Income Fund (2004-
2020); Western Asset Inflation-Linked
Income Fund (2003-2020); Managed
Duration Investment Grade Municipal
Fund (2003-2016).
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (81)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit	Since 2020	Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-		Funds (30) (2018-present); SSGA Active
	Committee	(Chair of the	Companies, Inc. (2007-2017).		Trust (14) (2018-present).
Audit
		Committee)			Former: SSGA Master Trust (1)
(2018-2020).
Ronald E. Toupin, Jr.	Trustee,	Since 2005	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Former: Western Asset Inflation-Linked
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund (2004-
	Board and		Investment Company Institute (2018-present).		2020); Western Asset Inflation-Linked
	Chair of the				Income Fund (2003-2020); Managed
	Executive		Former: Member, Executive Committee, Independent Directors Council		Duration Investment Grade Municipal
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Fund (2003-2016).
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen
Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 57

OTHER INFORMATION (Unaudited) continued	June 30, 2021

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	157	None.
(1961)"	Vice President	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex
	and Chief	Since 2014	(2014-present); Vice President, certain other funds in the Fund Complex
	Legal Officer	(Chief Legal	(2007-present); Senior Managing Director, Guggenheim Investments
		Officer)	(2012-present).
Since 2012
		(Vice President)	Former: President and Chief Executive Officer, certain other funds in the
Fund Complex (2017-2019); Vice President, Associate General Counsel and
Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified:
—	Mr. Toupin Jr., Ms. Lee and Ms. Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholdersfor the fiscal year ended May 31, 2022.
—	Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscalyear ended May 31, 2023.
—	Messr. Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscalyear ended May 31, 2024.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, GuggenheimEnhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund's Investment Manager and/or the parentof the Investment Manager.

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OTHER INFORMATION (Unaudited) continued	June 30, 2021

Officers

The Officers of the Guggenheim Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:

Name, Address*	Position(s) Held	Term of Office and	Principal Occupation(s)
and Year of Birth	with Trust	Length of Time Served**	During Past Five Years
Officers:
Brian E. Binder	President and	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present);
(1972)	Chief		President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds
	Executive Officer		Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC
(2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-
present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments
(2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and
Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business
Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief Compliance	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior
(1966)	Officer		Managing Director, Guggenheim Investments (2014-present).

Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer
and Secretary certain other funds in the Fund Complex (2008-2012); Senior Vice President and Chief
Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain
(1972)	Treasurer		other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director,
(1978)			Guggenheim Investments (2007-present).
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other
(1969)	Treasurer		funds in the Fund Complex (2016-present).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 59

OTHER INFORMATION (Unaudited) continued	June 30, 2021

Name, Address*	Position(s) Held	Term of Office and	Principal Occupation(s)
and Year of Birth	with Trust	Length of Time Served**	During Past Five Years
Officers continued:
Michael P.	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present);
Megaris	Secretary		Director, Guggenheim Investments (2012-present).
(1984)
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in
(1974)	Treasurer		the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer,
Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director,
(1979)			Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan
Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund
(1955)	Officer, Chief		Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen
	Treasurer		Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and
Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and
Treasurer, Van Kampen Funds (1996-2004).

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OTHER INFORMATION (Unaudited) continued	June 30, 2021

Name, Address*	Position(s) Held	Term of Office and	Principal Occupation(s)
and Year of Birth	with Trust	Length of Time Served**	During Past Five Years
Officers continued:
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other
(1989)	Treasurer		funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration,
Henderson Global Investors (North America) Inc. (""HGINA""), (2017); Senior Analyst of US Fund
Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital
Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 61

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) (Unaudited)	June 30, 2021

Guggenheim Enhanced Equity Income Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral

1 On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreements at a meeting of the Board held by videoconfer-ence on May 26, 2021.

62 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) (Unaudited) continued	June 30, 2021

presentations the Board received throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.

The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.

2 Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 63

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) (Unaudited) continued	June 30, 2021

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on August 25, 2005 and its investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as well as total return based on NAV since inception. The Committee noted that, prior to June 22, 2010, the Fund employed a different strategy and unaffiliated investment sub-adviser. The Committee also received certain updated performance information as of March 31, 2021.

The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s

64 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) (Unaudited) continued	June 30, 2021

benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) are sector, country or narrowly focused; (ii) do not invest substantially all of their assets in U.S. large-capitalization stocks; and (iii) generally do not utilize an option strategy. The Committee noted that the peer group of funds consists of 13 other U.S. equity covered called funds from four fund complexes. The Committee also considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.

The Committee observed that the returns of the Fund ranked in the 54th, 92nd and 85th percentiles of its peer group of funds on an NAV basis for the five-year, three-year and one-year periods ended December 31, 2020, respectively.

In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund underperformed its benchmark and peer group in 2020 as a result of the underperformance of the S&P 500 Equal Weight Index relative to the S&P 500 (Market-Cap Weighted) Index and losses generated by the options strategy during the volatility caused by the COVID-19 pandemic. The Committee noted Guggenheim’s statement that the Fund’s options strategy is designed to generate regular income and gains under normal market conditions while being subject to potential drawdowns during times of market volatility. The Committee considered Guggenheim’s statement that the Fund’s underperformance in the first quarter of 2020 negated outperformance in prior years and over the remainder of 2020, noting that the Fund’s returns ranked in the top decile of its peer group in the second and fourth quarters of 2020 and, prior to the first quarter of 2020, the Fund’s returns ranked in the top decile of its peer group over five-year and one-year periods. The Committee also considered Guggenheim’s statement that the Fund’s realized volatility, tracking error and beta were also negatively impacted by the market sell-off in the first quarter of 2020.

The Committee noted that, as of March 31, 2021, the Fund’s performance rankings for the five-year, three-year and one-year periods had improved to the 39th, 62nd and 1st quartiles of its peer group, respectively.

The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2020, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2020 and annualized for the three-year and since-inception periods ended December 31, 2020.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the Fund’s performance was acceptable.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 65

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) (Unaudited) continued	June 30, 2021

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,3 and the Fund’s net effective management fee4 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure the Fund is able to deliver on shareholder return expectations.

The Committee observed that the Fund’s contractual advisory fee based on average managed assets ranks in the first quartile (1st percentile) of its peer group; and the Fund’s net effective management fee on average net assets and total net expense ratio (excluding interest expense) on average net assets each rank in the fourth quartile (100th percentile) of its peer group. The Committee considered Guggenheim’s statement that, because the Fund employs leverage while none of the 13 other funds within the peer group of funds employs leverage, the Fund’s net effective management fee and total net expense ratio appear higher when calculated on net assets. The Committee took into account additional expense ratio comparisons provided in the FUSE report, including the total net expense ratio, as a percentage of average managed assets for the latest fiscal year, after waivers and/or reimbursements (if any) and excluding interest (leverage) expenses for the Fund and each of its peer group constituent funds. The Committee noted that, when presented in this manner, the Fund’s total net expense ratio is below both the peer group average and median.

The Committee also noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Fund and, as a result, the Committee did not consider it relevant to compare the Fund’s advisory fee to the advisory fees charged to other clients of Guggenheim.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

3 Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

4 The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

66 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) (Unaudited) continued	June 30, 2021

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Fund.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate and that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that, given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), which ranks in the first quartile of its peer group.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 67

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY INCOME FUND (GPM) (Unaudited) continued	June 30, 2021

management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the SubAdviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

68 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2021

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company N.A. (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 69

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	June 30, 2021

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

70 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	June 30, 2021

Board of Trustees

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of
her affiliation with Guggenheim
Investments.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer	Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Accounting Agent and Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 71

FUND INFORMATION continued	June 30, 2021

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments.com/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gpm.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

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ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(08/21)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GPM-SAR-0621

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

 Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The registrant has not participated in securities lending activities during the period covered by this report.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated December 9, 2013[1]
[1]	The Fund’s Investment Adviser received exemptive relief from the Securities and Exchange Commission permitting closed-end investment companies advised by the Investment Adviser, including the Fund, to make periodic distributions of long-term capital gains as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached hereto are copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Income Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: September 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: September 8, 2021

By: /s/ John L. Sullivan

Name: John L. Sullivan

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: September 8, 2021